EX-35.2
(logo) WELLS FARGO HOME MORTGAGE

Wells Fargo Home Mortgage
One Home Campus
Des Moines, IA 50328-0001



Wells Fargo Bank, N.A.
Servicer Compliance Statement

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2007 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2007.


/s/ John B. Brown
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.


February 29, 2008


Wells Fargo Home Mortgage
is a division of Wells Fargo Bank, N.A.


(page)


Exhibit A

                          Transaction Name       Date of           Aurora Loan Services As:
Mortgage Loan Seller      and Number             Transaction

1  Lehman                   LMT 2001-10          11/30/2007        ALS as Master Servicer

2  Lehman                   LMT 2007-7           7/30/2007         ALS as Master Servicer

3  Lehman                   SASCO 2007-BC2       2/28/2007         ALS as Master Servicer

4  Lehman                   SASCO 2007-BC4       1/11/2008         ALS as Master Servicer

5  Lehman                   SASCO 2007-BNC1      10/31/2007        ALS as Master Servicer

6  Lehman                   BNC 2007-1           2/28/2007         ALS as Master Servicer

7  Lehman                   LXS 2007-1           1/31/2007         ALS as Master Servicer

8  Lehman                   LXS 2007-11          6/29/2007         ALS as Master Servicer

9  Lehman                   LXS 2007-3           2/28/2007         ALS as Master Servicer

10 Lehman                   LXS 2007-6           5/11/2007         ALS as Master Servicer

11 Lehman                   LXS 2007-9           5/31/2007         ALS as Master Servicer

12 Lehman                   SARM 2007-09         9/28/2007         ALS as Master Servicer

13 Lehman                   SASCO 2007-BC3       5/31/2007         ALS as Master Servicer

14 Lehman                   SASCO 2007-EQ1       4/30/2007         ALS as Master Servicer

15 Lehman                   SASCO 2007-GEL1      2/9/2007          ALS as Master Servicer

16 Lehman                   SASCO 2007-GEL2      5/7/2007          ALS as Master Servicer

17 Lehman                   SASCO 2007-RF1       3/30/2007         ALS as Master Servicer

18 Lehman                   SASCO 2007-RF2       11/30/2007        ALS as Master Servicer

19 Lehman                   SASCO 2007-TC1       6/29/2007         ALS as Master Servicer

20 Lehman                   SASCO 2007-WF1       3/30/2007         ALS as Master Servicer

21 Lehman                   SASCO 2007-WF2       8/30/2007         ALS as Master Servicer

22 Lehman                   BNC 2007-1           2/28/2007         SASCO as Depositor

23 Lehman                   LMT 2007-10          11/30/2007        SASCO as Depositor

24 Lehman                   LMT 2007-7           7/30/2007         SASCO as Depositor

25 Lehman                   LXS 2007-1           1/31/2007         SASCO as Depositor

26 Lehman                   LXS 2007-11          6/29/2007         SASCO as Depositor

27 Lehman                   LXS 2007-3           2/28/2007         SASCO as Depositor

28 Lehman                   LXS 2007-6           5/11/2007         SASCO as Depositor

29 Lehman                   LXS 2007-9           5/31/2007         SASCO as Depositor

30 Lehman                   SARM 2007-09         9/28/2007         SASCO as Depositor

31 Lehman                   SASCO 2007-BC2       2/28/2007         SASCO as Depositor

32 Lehman                   SASCO 2007-BC3       5/31/2007         SASCO as Depositor

33 Lehman                   SASCO 2007-BC4       1/11/2008         SASCO as Depositor

34 Lehman                   SASCO 2007-BNC1      10/31/2007        SASCO as Depositor

35 Lehman                   SASCO 2007-EQ1       4/30/2007         SASCO as Depositor

36 Lehman                   SASCO 2007-GEL1      2/9/2007          SASCO as Depositor

37 Lehman                   SASCO 2007-GEL2      5/7/2007          SASCO as Depositor

38 Lehman                   SASCO 2007-RF1       3/30/2007         SASCO as Depositor

39 Lehman                   SASCO 2007-RF2       11/30/2007        SASCO as Depositor

40 Lehman                   SASCO 2007-TC1       6/29/2007         SASCO as Depositor

41 Lehman                   SASCO 2007-WF1       3/30/2007         SASCO as Depositor

42 Lehman                   SASCO 2007-WF2       8/30/2007         SASCO as Depositor



Wells Fargo Home Mortgage
is a division of Wells Fargo Bank, N.A.